SUPPLEMENT TO THE SPARTAN(registered trademark) U.S. EQUITY INDEX FUND APRIL 29, 1997 PROSPECTUS
SHAREHOLDER MEETING. On or about November 19, 1997, a shareholder meeting will be held to consider the adoption of a sub-advisory agreement with
Bankers Trust Company (BT) and to consider    amendments to the fund's
present management contract. If shareholders of record on September 22, 1997 approve the sub-advisory agreement and the amended management contract, Fidelity Management & Research Company (FMR) would continue to serve as the fund's manager and investment adviser, but would delegate part of its duties to BT. As sub-adviser, BT would have day-to-day responsibility for managing the fund's investments. BT would also provide custodial and securities lending services to the fund. FMR would be responsible for overseeing BT's performance and would retain its other management responsibilities, subject to oversight by the Board of Trustees. All other fund services, including shareholder account services, would be unchanged.
The proposed amendments to the fund's management contract with FMR would amend the contract to allow for the appointment of a sub-adviser to the fund and to reduce the management fee rate from an annual rate of 0.28% of the fund's average net assets to an annual rate of 0.24% of the fund's average net assets. Because FMR is currently limiting the fund's expenses to a level lower than the management fee, the proposed reduction would not affect the fund's expenses at present. However, it represents a reduction in the amount FMR would be entitled to receive for management services if the expense limit were to increase in the future.
BT is a major institutional money manager and one of the nation's leading managers of index funds with over 20 years' experience in managing investments indexed to the S&P 500(registered trademark) and other indices. BT's commitment to the specialized area of index account management allows it to provide index fund portfolio management services at a lower cost than if FMR provided these services itself.
If you wish to receive a proxy statement, please call 1-800-843-3001.
The following information replaces similar information found in "Expenses" on page P-3:
FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.19% of its average net assets. This agreement will continue through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.28%, 0.27%, and 0.55% for the fund. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, and extraordinary expenses.